                                                  Exhibit 10(e)(vi)

            AMENDMENT NO. 2 DATED AS OF APRIL 13, 1995
                                TO
   CAPITAL MAINTENANCE AGREEMENT DATED AS OF NOVEMBER 15, 1985
                             BETWEEN
                 NEW ENGLAND ENERGY INCORPORATED
                               AND
                   NEW ENGLAND ELECTRIC SYSTEM


   New England Energy Incorporated ("NEEI") and New England Electric System ("NEES") hereby agree to amend the Capital Maintenance Agreement dated as of November 15, 1985, as amended by Amendment No. 1 dated as of April 28, 1989 (said Capital Maintenance Agreement being the "Capital Maintenance Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein) as hereinafter set forth.

     1. The two introductory paragraphs are amended to read in full as follows:

     "CAPITAL MAINTENANCE AGREEMENT, dated as of November 15, 1985, made by NEW ENGLAND ELECTRIC SYSTEM, a voluntary association of the type commonly known as a Massachusetts business trust, organized and existing under the laws of the Commonwealth of Massachusetts (the "Shareholder"), in favor of NEW ENGLAND ENERGY INCORPORATED, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (the "Borrower") and in favor of the Banks (the "Banks") parties to the Credit Agreement (as defined below) and Credit Suisse, as agent (the "Agent") for the Banks.

     PRELIMINARY STATEMENT. The Banks and the Agent have entered into a Credit Agreement dated as of April 13, 1995, with the Borrower (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined). This Agreement is intended to provide security for the CMA Advances to be made under the Credit Agreement, and it is a condition precedent to the making of Advances by the Banks under the Credit Agreement that the Shareholder, as owner of 100 percent of the outstanding shares of stock of the Borrower, shall have executed and delivered this Agreement."

     2.   Section 1(b) is amended to read in full as follows:

          "(b) In addition to, and as a separate and independent obligation hereunder to the Banks and the Agent, the Shareholder hereby unconditionally guarantees and agrees to pay to the Agent (for the account of the Banks) on each Amortization Date (to the extent not paid by the Borrower) the outstanding principal amount of CMA Advances in excess of the Commitment (computed after giving effect to any scheduled reductions in the Commitment on such Amortization Date but, irrespective of, and without giving effect to, any acceleration, mandatory prepayment or other disposition, adjudication or settlement that may occur among the Agent, the Banks and the Borrower with respect to CMA Advances on or prior to any such Amortization Date), together with all interest thereon and expenses (including counsel fees and expenses) incurred by the Agent or the Banks for enforcing any rights under this subsection (b). For purposes only of subsections (e) and (f) below, each payment by the Shareholder pursuant to this subsection (b) shall be deemed to be an 'INVESTMENT' ."

     3.   Section 1(c) is amended to read in full as follows:

          "(c) An 'Investment' shall be any of (i) the purchase by the Shareholder and sale by the Borrower of capital stock of the Borrower, or (ii) the purchase by the Shareholder and sale by the Borrower of promissory notes of the Borrower subject to the terms of subordination annexed to the Credit Agreement as Exhibit 1.01J, or (iii) the contribution by the Shareholder to the Borrower of additional equity capital, PROVIDED, HOWEVER, in each such case, that payment in any such transaction shall be made by the Shareholder in U.S. Dollars to the Agent (for the Account of the Borrower) at the address referred to in Section 8.02 of the Credit Agreement and all such payments shall be applied pursuant to Section 2.11(e) of the Credit Agreement and the Shareholder shall indicate in a written notice to the Agent whether such payment is in respect of the current fiscal quarter or the preceding fiscal quarter. If the Shareholder shall fail to indicate the fiscal quarter in respect of which such payment is made, such payment shall be conclusively presumed to be in respect of the current fiscal quarter. Upon receipt of any such payment, the maximum CMA Borrowing Base shall be reduced by any amount equal to the principal amount of CMA Advances repaid after the application pursuant to Section 2.11(e) of the Credit Agreement."

     4.   Section 7 is amended to read in full as follows:

          "SECTION 7. COVENANTS OF SHAREHOLDER. So long as any CMA Committed Advance, CMA Competitive Advance, or interest thereon, shall remain unpaid or the Banks shall have any obligation to make CMA Advances under the Credit Agreement, the Shareholder shall not:

          (a) MAINTENANCE OF OWNERSHIP OF BORROWER. Sell or otherwise dispose of any shares of capital stock of the Borrower or permit the Borrower to issue, sell or otherwise dispose of any shares of its capital stock except to the Shareholder.

          (b) SUBROGATION. Exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise. If any amount shall be paid to the Shareholder on account of such subrogation rights at any time prior to the payment in full of the CMA Committed Advances, CMA Competitive Advances, and interest thereon, and the termination of the Banks' bligation to make CMA Advances under the Credit Agreement, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied in accordance with Section 2.11(e) of the Credit Agreement. If (i) the Shareholder shall make payment to the Agent or the Banks of all or any amounts due under the Committed Notes, the CMA Competitive Notes or the CMA Advances, and (ii) all amounts due under the Committed Notes, the CMA Advances, all other amounts payable with respect thereto under the Credit Agreement, and all other amounts payable under this Agreement shall be paid in full, and the Banks have no further commitment to make CMA Advances under the Credit Agreement, the Agents and the Banks will, at the Shareholder's request, execute and deliver to the Shareholder appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Shareholder of an interest in such amounts resulting from such payment by the Shareholder."

     5.   Section 12 is amended to read in full as follows:

          "SECTION 12. CONTINUING AGREEMENT; TRANSFER OF NOTES. This Agreement is a continuing agreement and shall (i) remain in full force and effect until payment in full of the Committed Notes, the CMA Competitive Notes, all other amounts payable with respect thereto under the Credit Agreement, and all other amounts payable under this Agreement and the Banks have no further commitment to make CMA Advances under the Credit Agreement,
(ii) be binding upon the Shareholder, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Borrower, the Banks, the

Agent and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii) , (a) any Bank may assign all or a portion of its rights and obligations under the Credit Agreement as described in Section 8.07 of the Credit Agreement and any person or entity which as been assigned all or a portion of a CMA Advance, a CMA Committed Note or a CMA Competitive Note shall have the rights in respect thereof granted to Banks herein and (b) any Bank may grant participations in any CMA Advance owing to such Bank and any Committed Note or CMA Competitive Note held by it to any other person or entity, provided that the participants of such participation shall not have any of the rights in respect thereof granted to such Bank herein other than to receive the proceeds hereof as and when received by the participating Bank."

     Except as specifically amended above, the Capital Maintenance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Capital Maintenance Agreement dated as of November 15, 1985, as amended by Amendment No. 1 dated as of April 28, 1989, by their respective officers thereunto duly authorized as of the date first above written.

                              NEW ENGLAND ENERGY INCORPORATED

                              s/John G. Cochrane
                              _______________________________________
                              Name:  John G. Cochrane
                              Title:  Treasurer


                              NEW ENGLAND ELECTRIC SYSTEM

                              s/Michael E. Jesanis
                              _______________________________________
                              Name:  Michael E. Jesanis
                              Title:  Treasurer